UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report  May 31, 2013

WESTERN ASSET

EMERGING MARKETS INCOME FUND INC. (EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	21

Report of independent registered public accounting firm	30

Additional information	31

Annual chief executive officer and principal financial officer certifications	38

Other shareholder communications regarding accounting matters	39

Dividend reinvestment plan	40

Important tax information	43

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Income Fund Inc. for the twelve-month reporting period ended May 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 28, 2013

II	Western Asset Emerging Markets Income Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded over the twelve months ended May 31, 2013, but the pace was generally far from robust. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was a tepid 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract over the next two months before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November. While manufacturing then expanded over the next five months, in May 2013 the PMI fell to 49.0, its lowest level since July 2009.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary (cont’d)

Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” These comments initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and recouped its losses in early July, the bond market has not rebounded as sharply. As a result, Treasury yields remain higher than they were prior to Chairman Bernanke’s press conference.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% in July 2012, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

July 5, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Western Asset Emerging Markets Income Fund Inc.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Emerging Markets Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. As a secondary objective, the Fund seeks capital appreciation. Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries. We believe attractive risk-adjusted returns can be achieved in the emerging market debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The portfolio, which invests in government and corporate issuers of emerging market countries, is actively managed. A risk-aware approach that assimilates the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental and relative value views regarding emerging market country opportunities is employed. In allocating among different countries, the following are some of the factors that are considered: currency regime, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. Individual securities that appear to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities are then selected. Independent fundamental analysis is used to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Keith J. Gardner, Matthew C. Duda, Gordon S. Brown and S. Kenneth Leech. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The emerging market debt asset class posted strong results during the twelve months ended May 31, 2013, with the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i gaining 10.41%. The EMBI Global generated positive returns during the first seven months covered by this report. Supporting emerging market debt prices was stronger economic growth and superior sovereign balance sheets in many developing countries versus their developed country counterparts. Investor demand was also generally robust as they looked to generate incremental yield in the low interest rate environment. However, the EMBI Global then declined during four of the last five months of the reporting period. This turnaround was triggered by moderating global growth, concerns regarding China’s ability to orchestrate a “soft landing” for its economy, a reemergence of concerns related to the European sovereign debt crisis and rising U.S. Treasury yields. Despite this weakness, it was not enough to offset the rally in the asset class earlier in the reporting period.

While emerging market debt, in aggregate, performed well, there were some differences in the returns of the three sub-sectors in the asset class. As discussed, U.S. dollar-denominated government debt, as represented by the EMBI Global, gained 10.41%. Elsewhere, emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”),ii returned 9.72% and local currency bonds, as measured by the JPMorgan GBI-EM Global

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

Diversified Index,iii gained 11.58% over the twelve months ended May 31, 2013.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the fiscal year. We eliminated our exposures to several local currencies, such as the Indonesian rupiah, the Malaysian ringgit and the Peruvian sol. In contrast, we increased the Fund’s exposure to the Russian ruble and the Turkish lira. We also added to the Fund’s allocation to emerging market corporate and quasi-sovereign bonds. From a country perspective, we added to the Fund’s exposures to Mexico and Turkey, while paring its position in Argentina.

During the period, currency forwards, which were utilized to manage the Fund’s currency exposures, detracted from results.

We initiated the use of leverage in the Fund during the twelve months ended May 31, 2013. We ended the period with leverage as a percentage of gross assets, of approximately 5%. The use of leverage detracted from results during the period it was used by the Fund.

Performance review

For the twelve months ended May 31, 2013, Western Asset Emerging Markets Income Fund Inc. returned 8.22% based on its net asset value (“NAV”)iv and 9.49% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 10.41% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagev returned 12.58% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.02 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2013

Price Per Share	12-Month Total Return*
$14.99 (NAV)	8.22%†
$14.14 (Market Price)	9.49%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight exposure to Venezuelan sovereign debt. These securities, which began the period at cheap valuations, benefited from higher oil prices and increased expectations that President Chavez would not be reelected. While Chavez was reelected in October 2012, it was not enough to offset the country’s sovereign bond’s earlier strong results. On March 5, 2013, Chavez died and Venezuelan sovereign debt rallied sharply. We believe valuations in Venezuela are still very attractive at a yield level of approximately 9% and our belief is that there are both ability and willingness for the country to meet its debt obligations.

An overweight to the Mexican peso was a positive for performance. Demand for the currency was generally solid as the country’s economy improved, led by gains in the manufacturing sector. Mexico’s favorable labor costs relative to China have supported a rebound of the Mexican manufacturing

2	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

sector, while Mexico’s proximity to the U.S. has the potential to serve as a strong growth catalyst should we see a sustained U.S. economic recovery. We see no near-term economic or political risks in the country following the recent presidential elections and feel that key labor, tax and energy reforms by the new administration will allow the positive momentum in the country’s economic fundamentals to continue. Successes on these fronts would strengthen Mexico’s balance sheet position further, paving the way for a long-awaited sovereign ratings upgrade by all three ratings agencies.

Overweight exposures to Brazilian, Mexican and Russian corporate bonds were also beneficial for results. Examples of holdings that generated strong results were overweight positions in Mexican construction materials company Cemex, Mexican telecommunications company Axtel and Indian metals and mining company Vedanta. All three issuers are below investment grade and corporate high-yield securities in aggregate significantly outperformed their investment grade counterparts during the reporting period. Axtel rallied due to the completion of its debt exchange and subsequent tower sale. Those transactions resulted in a much improved balance sheet, reducing its leverage and increasing its liquidity. Also, Mexico approved telecom reform laws to improve regulation and promote competition in the industry, which is expected to have a positive impact for smaller companies. Cemex has successfully implemented several measures to dramatically improve its debt maturity profile and reduce its refinancing risk. In addition, its geographically diversified operations have benefitted from the continued growth in Mexico’s construction sector, which has been driven by investment in public infrastructure and the recovery of the U.S. housing sector. Vedanta reported strong performance during the reporting period, driven by strong results in its oil and gas and zinc businesses. The company was also able to reduce its net debt due to strong cash flow generation. In addition, Vedanta announced a refinancing plan to shore up liquidity and repay or refinance near term debt maturities, thus reducing concerns about refinancing risks. During the period, Standard & Poor’s affirmed Vedanta’s BB ratings and removed it from CreditWatch Negative, while Moody’s confirmed Vedanta’s senior unsecured ratings at Ba3.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s country selection. Having overweight exposures to higher quality Latin American countries such as Mexico, Brazil and Colombia were not rewarded. These overweights were detrimental, as higher betavi lower quality countries generated the best results given their higher yields and investors’ search for income in the low rate environment. In particular, the Fund’s underweights to Eastern European countries, including Hungary and Ukraine, were drags on performance.

An overweight to the Brazilian real negatively impacted performance during the reporting period. The real performed poorly as economic growth in Brazil moderated and the government took actions to weaken its currency.

Overweights to a number of higher quality emerging market corporate bonds also detracted from results, including Brazilian metals and mining company Vale Overseas, Mexican mining company Southern Copper and Mexican telecommunications Company Grupo Televisa. Most of their underperformance during the reporting period was due to rising interest rates. Vale and Southern Copper have been negatively impacted by weaker commodity prices, on the back of concerns that slowing growth in China will lead to lower demand for iron ore and copper. Vale has also been impaired by continuing regulatory/tax issues that have yet to be resolved. Televisa suffered from a slight decline in advertising and pay TV revenue but mostly on concerns about future growth, loss of market share and increased competition due to the proposed regulatory reforms.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 14, 2013

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political, regulatory and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2013 were: Sovereign Bonds (59.7%), Energy (19.3%), Materials (13.5%), Telecommunication Services (3.2%) and Utilities (3.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

i

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.
iii

The JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Indices are comprehensive Emerging Markets debt benchmarks that track local currency bonds issued by Emerging Market governments. GBI-EM Global is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base. The GBI-EM Global excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. Diversified: The maximum weight to a country is capped at 10%.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

vi

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and May 31, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Spread duration (unaudited)

Economic Exposure — May 31, 2013

Total Spread Duration

EMD	— 6.35 years
Benchmark	— 6.96 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

___________________________

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	7

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2013

Total Effective Duration

EMD	— 7.10 years
Benchmark	— 7.30 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

__________________________

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
IG Credit	— Investment Grade Credit

8	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Schedule of investments

May 31, 2013

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 59.7%
Argentina — 0.6%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		$1,536,704
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,237,000		1,075,365
Total Argentina					2,612,069
Brazil — 5.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,865,000	BRL	1,347,132
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	35,373,000	BRL	16,659,431
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	3,108,000	BRL	1,434,701
Federative Republic of Brazil, Senior Bonds	7.125%	1/20/37	1,337,000		1,758,155
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	556		640
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	1,780,000		2,006,950
Total Brazil					23,207,009
Chile — 1.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000		401,160	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000		1,226,157	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000		2,030,335	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	2,021,000		1,933,992	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,903,125
Total Chile					7,494,769
Colombia — 3.4%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	400,000		435,000
Republic of Colombia, Senior Bonds	7.375%	9/18/37	5,781,000		7,934,422
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		913,900
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,076,000		5,109,266
Total Colombia					14,392,588
Croatia — 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	2,600,000		2,665,650	(a)
Indonesia — 3.1%
Republic of Indonesia, Notes	3.750%	4/25/22	3,170,000		3,134,337	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	7,740,000		7,681,950	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		497,175	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,319,094	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	550,000		521,125	(a)
Total Indonesia					13,153,681
Mexico — 6.4%
Mexican Bonos, Bonds	8.000%	6/11/20	117,106,000	MXN	10,784,988
Mexican Bonos, Bonds	6.500%	6/9/22	16,055,600	MXN	1,356,635
Mexican Bonos, Bonds	10.000%	12/5/24	19,610,000	MXN	2,122,911
Mexican Bonos, Bonds	8.500%	11/18/38	46,670,000	MXN	4,605,937

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

May 31, 2013

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		$4,760
United Mexican States, Senior Notes	5.950%	3/19/19	3,560,000		4,236,400
United Mexican States, Senior Notes	5.125%	1/15/20	100,000		114,500
United Mexican States, Senior Notes	3.625%	3/15/22	3,256,000		3,378,100
United Mexican States, Senior Notes	4.750%	3/8/44	806,000		801,970
Total Mexico					27,406,201
Panama — 0.7%
Republic of Panama, Senior Bonds	9.375%	4/1/29	1,213,000		1,923,818
Republic of Panama, Senior Bonds	6.700%	1/26/36	86,000		110,295
Republic of Panama, Senior Bonds	4.300%	4/29/53	910,000		809,900
Total Panama					2,844,013
Peru — 4.2%
Republic of Peru, Bonds	6.550%	3/14/37	1,620,000		2,085,750
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		5,832,950
Republic of Peru, Senior Bonds	8.750%	11/21/33	5,705,000		8,942,587	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	1,077,000		1,225,088
Total Peru					18,086,375
Philippines — 0.7%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	2,590,000		3,088,575
Poland — 2.9%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		2,221,800
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,457,400	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	5,170,000		5,842,100	(b)
Total Poland					12,521,300
Russia — 9.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,073,000		1,169,355	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	1,000,000		1,074,050	(a)
Russian Federal Bond — OFZ, Bonds	7.400%	6/14/17	211,690,000	RUB	6,865,012
Russian Federal Bond — OFZ, Bonds	7.500%	3/15/18	47,017,000	RUB	1,535,048
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	110,000		156,200	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	617,000		1,159,960	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	16,885,425		20,549,563	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	5,400,000		5,926,500	(a)
Total Russia					38,435,688
Turkey — 10.8%
Republic of Turkey, Bonds	9.000%	3/8/17	15,029,810	TRY	8,728,928
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000		3,461,563
Republic of Turkey, Notes	4.875%	4/16/43	2,270,000		2,258,650

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — continued
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	$6,202,170	(b)
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	121,375
Republic of Turkey, Senior Notes	6.875%	3/17/36	20,390,000	25,767,862	(b)
Total Turkey				46,540,548
Venezuela — 10.2%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	3,800,000	3,864,600	(b)
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000	6,851,309	(b)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	16,036,000	14,993,660	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	2,805,000	2,566,575	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	7,239,000	6,478,905	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	1,920,000	1,718,400	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	7,280,000	6,552,000	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	933,000	751,065
Total Venezuela				43,776,514
Total Sovereign Bonds (Cost — $236,061,938)				256,224,980
Corporate Bonds & Notes — 42.9%
Consumer Discretionary — 1.0%
Media — 1.0%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,430,000	4,111,709
Consumer Staples — 0.8%
Food Products — 0.5%
Alicorp SAA, Senior Notes	3.875%	3/20/23	790,000	778,150	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	1,110,000	1,026,750	(a)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	400,000	384,000	(a)
Total Food Products				2,188,900
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,040,000	1,118,000	(a)
Total Consumer Staples				3,306,900
Energy — 19.3%
Energy Equipment & Services — 0.2%
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	1,130,000	1,100,337	(a)
Oil, Gas & Consumable Fuels — 19.1%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	1,340,000	1,318,225	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,170,581	2,382,213	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	960,000	1,176,480
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	2,240,000	2,217,600	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	1,060,000	1,091,800	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	5,390,000	5,417,166	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

May 31, 2013

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000	$914,586	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,799,000	3,201,356	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	2,040,120	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	2,050,000	2,306,250	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,100,000	2,126,250	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	484,000	469,480	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	234,000	226,980	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	7,102,400
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,990,000	2,114,045
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	4,023,424
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	4,430,000	4,186,350	(a)
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	162,500
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	3,140,000	3,085,050	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	10,146,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,240,250	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,560,000	6,405,237	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,668,126	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,394,000	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	830,000	836,225	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,100,000	1,064,250	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	3,033,214	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,328,478	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	1,140,000	1,098,675	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,890,000	2,140,425	(a)
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	1,417,000	1,587,040	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,390,000	1,323,975	(a)
Total Oil, Gas & Consumable Fuels				81,828,670
Total Energy				82,929,007
Financials — 0.0%
Real Estate Management & Development — 0.0%
Agile Property Holdings Ltd., Senior Notes	8.875%	4/28/17	140,000	149,100	(a)
Industrials — 2.2%
Building Products — 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,740,000	1,729,125	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	884,925	(a)
Total Building Products				2,614,050

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 1.2%
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	410,000	$429,475	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	4,740,000	4,609,650	(a)
Total Construction & Engineering				5,039,125
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,887,288	(a)
Total Industrials				9,540,463
Materials — 13.5%
Chemicals — 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	1,460,000	1,485,550	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,712,000	1,926,000	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	1,528,000	1,589,120	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	930,000	967,200	(a)
Total Chemicals				5,967,870
Construction Materials — 2.5%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	890,000	867,750	(a)
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	2,960,000	3,152,400	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,710,000	3,048,750	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,500,000	1,687,500	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,900,000	2,042,500	(a)
Total Construction Materials				10,798,900
Metals & Mining — 8.7%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	1,035,300	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,012,970	(a)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	905,175	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,255,000	2,255,000	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,318,650	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	1,670,000	1,615,725	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	1,120,000	1,104,020	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,720,000	1,625,400	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,200,000	1,166,112	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	886,574
Southern Copper Corp., Senior Notes	6.750%	4/16/40	3,160,000	3,334,770
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,870,000	1,630,320
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,596,000	6,890,864
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,349,000	3,611,123
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,670,000	1,667,061
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,752,000	2,845,017	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,719,650	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	480,000	506,400	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

May 31, 2013

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	$414,900	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,960,000	1,957,250	(a)
Total Metals & Mining				37,502,281
Paper & Forest Products — 0.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000	412,720
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	641,824
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,020,000	1,078,774	(a)
Inversiones CMPC SA, Notes	4.375%	5/15/23	690,000	678,886	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000	793,916	(a)
Total Paper & Forest Products				3,606,120
Total Materials				57,875,171
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 1.8%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	5,159,000	4,952,640	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	994,175	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,608,000	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	297,000	329,670	(a)
Total Diversified Telecommunication Services				7,884,485
Wireless Telecommunication Services — 1.3%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,389,063	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	1,030,000	1,032,575	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	3,250,000	3,193,937	(a)
Total Wireless Telecommunication Services				5,615,575
Total Telecommunication Services				13,500,060
Utilities — 3.0%
Electric Utilities — 1.3%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	385,000	432,163	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,775,000	1,863,750	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,398,475	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	750,000	726,538	(a)
Total Electric Utilities				5,420,926
Gas Utilities — 0.8%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	860,000	938,260	(a)
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	1,110,000	1,104,450	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000	1,384,300	(a)
Total Gas Utilities				3,427,010

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	$1,081,409	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,848,621	(a)
Total Independent Power Producers & Energy Traders				2,930,030
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,052,700	(a)
Total Utilities				12,830,666
Total Corporate Bonds & Notes (Cost — $177,634,838)				184,243,076
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes, step bond (Cost — $926,251)	7.000%	1/31/20	5,881,900	621,413	(a)

	Expiration Date		Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)	4/15/20		11,500	311,937
Total Investments before Short-Term Investments (Cost — $414,979,527)				441,401,406

	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.9%
Repurchase Agreements — 0.9%
Deutsche Bank Securities Inc. repurchase agreement dated 5/31/13; Proceeds at maturity — $3,700,019; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value — $3,774,000) (Cost — $3,700,000)	0.060%	6/3/13	3,700,000	3,700,000
Total Investments — 103.7% (Cost — $418,679,527#)				445,101,406
Liabilities In Excess of Other Assets — (3.7)%				(15,847,850)
Total Net Assets — 100.0%				$429,253,556

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
#	Aggregate cost for federal income tax purposes is $421,025,691.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	15

Schedule of investments (cont’d)

May 31, 2013

Western Asset Emerging Markets Income Fund Inc.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
TRY	— Turkish Lira

Summary of Investments by Country (unaudited)**

Mexico	17.4%
Russia	13.0
Brazil	12.2
Venezuela	10.9
Turkey	10.5
Colombia	5.3
Peru	5.0
Indonesia	4.8
Chile	3.4
Poland	2.8
Malaysia	1.8
India	1.8
Kazakhstan	1.4
Cayman Islands	1.1
Qatar	0.9
Luxembourg	0.8
Ireland	0.7
Argentina	0.7
Philippines	0.7
Panama	0.6
Croatia	0.6
United Arab Emirates	0.5
Trinidad and Tobago	0.5
United Kingdom	0.4
China	0.4
Bermuda	0.3
United States	0.3
Netherlands	0.2
British Virgin Islands	0.2
Short-Term Investments	0.8
100.0%

**As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2013 and are subject to change.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Statement of assets and liabilities

May 31, 2013

Assets:
Investments, at value (Cost — $418,679,527)	$445,101,406
Foreign currency, at value (Cost — $9,254)	9,030
Cash	1,097,273
Interest receivable	7,449,707
Prepaid expenses	23,248
Total Assets	453,680,664

Liabilities:
Loan payable (Note 5)	21,900,000
Payable for securities purchased	1,960,000
Investment management fee payable	399,925
Interest payable	6,890
Accrued expenses	160,293
Total Liabilities	24,427,108
Total Net Assets	$429,253,556

Net Assets:
Par value ($0.001 par value, 28,629,885 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,630
Paid-in capital in excess of par value	388,075,523
Undistributed net investment income	12,615,208
Accumulated net realized gain on investments and foreign currency transactions	2,191,121
Net unrealized appreciation on investments and foreign currencies	26,343,074
Total Net Assets	$429,253,556

Shares Outstanding	28,629,885

Net Asset Value	$14.99

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	17

Statement of operations

For the Year Ended May 31, 2013

Investment Income:
Interest	$29,146,683
Dividends	69,000
Less: Foreign taxes withheld	(75,378)
Total Investment Income	29,140,305

Expenses:
Investment management fee (Note 2)	4,693,422
Excise tax (Note 1)	228,000
Commitment fees (Note 5)	166,685
Custody fees	94,680
Transfer agent fees	89,193
Audit and tax	75,300
Directors’ fees	69,432
Legal fees	48,733
Interest expense (Note 5)	48,568
Fund accounting fees	45,413
Shareholder reports	34,248
Stock exchange listing fees	20,761
Insurance	9,999
Miscellaneous expenses	11,539
Total Expenses	5,635,973
Net Investment Income	23,504,332

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	7,412,813
Foreign currency transactions	(356,555)
Net Realized Gain	7,056,258
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,608,442
Foreign currencies	(260,646)
Change in Net Unrealized Appreciation (Depreciation)	4,347,796
Net Gain on Investments and Foreign Currency Transactions	11,404,054
Increase in Net Assets From Operations	$34,908,386

See Notes to Financial Statements.

18	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Statements of changes in net assets

For the years ended May 31,	2013	2012

Operations:
Net investment income	$ 23,504,332	$ 24,766,660
Net realized gain	7,056,258	7,345,079
Change in net unrealized appreciation (depreciation)	4,347,796	(12,304,718)
Increase in Net Assets From Operations	34,908,386	19,807,021

Distributions to Shareholders From (Note 1):
Net investment income	(23,457,296)	(21,085,312)
Net realized gains	(5,737,069)	(5,811,814)
Decrease in Net Assets From Distributions to Shareholders	(29,194,365)	(26,897,126)

Fund Share Transactions:
Reinvestment of distributions (15,921 and 0 shares issued, respectively)	249,962	—
Increase in Net Assets From Fund Share Transactions	249,962	—
Increase (Decrease) in Net Assets	5,963,983	(7,090,105)

Net Assets:
Beginning of year	423,289,573	430,379,678
End of year*	$429,253,556	$423,289,573
* Includes undistributed net investment income of:	$12,615,208	$12,005,771

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2013[1]	2012[1]	2011[1]	2010[1]	2009[1]

Net asset value, beginning of year	$14.79	$15.04	$13.71	$12.25	$14.52

Income (loss) from operations:
Net investment income	0.82	0.87	0.99	0.84	0.87
Net realized and unrealized gain (loss)	0.40	(0.18)	1.26	1.62	(1.98)
Total income (loss) from operations	1.22	0.69	2.25	2.46	(1.11)

Less distributions from:
Net investment income	(0.82)	(0.74)	(0.86)	(1.00)	(1.03)
Net realized gains	(0.20)	(0.20)	(0.06)	—	(0.13)
Total distributions	(1.02)	(0.94)	(0.92)	(1.00)	(1.16)

Net asset value, end of year	$14.99	$14.79	$15.04	$13.71	$12.25

Market price, end of year	$14.14	$13.80	$13.97	$12.08	$10.10
Total return, based on NAV[2,3]	8.22%	4.76%	16.92%	20.55%	(6.94)%
Total return, based on Market Price[4]	9.49%	5.70%	24.01%	30.04%	(15.05)%

Net assets, end of year (000s)	$429,254	$423,290	$430,380	$392,178	$350,608

Ratios to average net assets:
Gross expenses	1.26%	1.25%	1.23%	1.34%	1.44%[5]
Net expenses[6]	1.26	1.25	1.23	1.34	1.44 [5]
Net investment income	5.26	5.79	6.76	6.16	7.39

Portfolio turnover rate	26%	19%	35%	45%	36%

Supplemental data:
Loan outstanding, end of period (000s)	$21,900	—	—	—	—
Asset coverage for loan outstanding	2,060%	—	—	—	—
Weighted average loan (000s)	$16,893	—	—	—	—
Weighted average interest rate on loans	0.95%	—	—	—	—

1         Per share amounts have been calculated using the average shares method.

2         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3         The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

4         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

5         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.43%.

6         The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	21

Notes to financial statements (cont’d)

other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•   Level 1 — quoted prices in active markets for identical investments

•   Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$256,224,980	—	$256,224,980
Corporate bonds & notes	—	184,243,076	—	184,243,076
Convertible bonds & notes	—	621,413	—	621,413
Warrants	—	311,937	—	311,937
Total long-term investments	—	$441,401,406	—	$441,401,406
Short-term investments†	—	3,700,000	—	3,700,000
Total investments	—	$445,101,406	—	$445,101,406

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	23

Notes to financial statements (cont’d)

forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

24	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if,

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	25

Notes to financial statements (cont’d)

for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $228,000 of Federal excise tax attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of May 31, 2013, there was no capital gains tax liability accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$228,000	—	$(228,000)
(b)	334,401	$(334,401)	—

(a) Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b) Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

__

26	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$135,435,305
Sales	114,689,161

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,622,893
Gross unrealized depreciation	(13,547,178)
Net unrealized appreciation	$24,075,715

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At May 31, 2013, the Fund did not have any derivative instruments outstanding.

__

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	27

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(138,610)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(362,510)

During the year ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$869,106
Forward foreign currency contracts (to sell)†	5,234,991

† At May 31, 2013, there were no open positions held in this derivative.

5. Loan

At May 31, 2013, the Fund had a $47,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 14, 2014. The Fund pays a monthly commitment fee at an annual rate of 0.38% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to the loan for the year ended May 31, 2013 was $48,568. For the year ended May 31, 2013, the Fund incurred a commitment fee in the amount of $166,685. At May 31, 2013, the Fund had $21,900,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2013, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $16,892,661 and weighted average interest rate was 0.95%.

6. Distributions subsequent to May 31, 2013

On May 17, 2013, the Fund’s Board of Directors declared a distribution in the amount of $0.2550 per share payable on June 28, 2013 to shareholders of record on June 21, 2013.

__

28	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$23,922,918	$21,515,868
Net Long-term Capital Gains	5,271,447	5,381,258
Total Taxable Distributions	$29,194,365	$26,897,126

As of May 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$13,143,359
Undistributed long-term capital gains — net	4,396,799
Total undistributed earnings	$17,540,158
Other book/tax temporary differences(a)	(387,665)
Unrealized appreciation (depreciation)(b)	23,996,910
Total accumulated earnings (losses) — net	$41,149,403

(a) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

__

Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report	29

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Income Fund Inc. (the “Fund”), including the schedule of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2013, the results of its operations for the year then ended, its changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 19, 2013

__

30	Western Asset Emerging Markets Income Fund Inc. 2013 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

__

Western Asset Emerging Markets Income Fund Inc.	31

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

__

32	Western Asset Emerging Markets Income Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	29
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)
Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

__

Western Asset Emerging Markets Income Fund Inc.	33

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”)(since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”)(formerly, a registered investment adviser)(since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).

Number of portfolios in fund complex overseen by Director (including the Fund)	151
Other board memberships held by Director	None

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34	Western Asset Emerging Markets Income Fund Inc.

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

__

Western Asset Emerging Markets Income Fund Inc.	35

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform ( since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

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36	Western Asset Emerging Markets Income Fund Inc.

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†  Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2015, year 2014 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2  Effective February 1, 2013, Ms. Kamerick became a Director.

3  Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President, and Chief Executive Officer. Prior to this date, R. Jay Gerken served as the Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

__

Western Asset Emerging Markets Income Fund Inc.	37

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

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38	Western Asset Emerging Markets Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

__

Western Asset Emerging Markets Income Fund Inc.	39

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the

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40	Western Asset Emerging Markets Income Fund Inc.

valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

__

Western Asset Emerging Markets Income Fund Inc.	41

Dividend reinvestment plan (unaudited) (cont’d)

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219.

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42	Western Asset Emerging Markets Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2013:

Record Date:	6/22/12	9/21/12	12/14/12	3/15/13
Payable Date:	6/29/12	9/28/12	12/21/12	3/22/13
Long-Term Capital Gain Dividend	$0.043035	$0.043035	$0.034178	$0.063924

Please retain this information for your records.

__

Western Asset Emerging Markets Income Fund Inc.	43

Western Asset

Emerging Markets Income Fund Inc.

Directors	Western Asset Emerging Markets Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**		New York, NY 10017
Riordan Roett	Subadvisers
Jeswald W. Salacuse	Western Asset Management Company	New York Stock Exchange Symbol
	Western Asset Management Company Limited	EMD
Officers	Western Asset Management Company Pte. Ltd.
Kenneth D. Fuller*
President and Chief Executive Officer	Custodian
Richard F. Sennett	State Street Bank and Trust Company
Principal Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Prevention Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	6201 15th Avenue
Secretary and Chief Legal Officer	Brooklyn, NY 11219
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*   Effective June 1, 2013, Mr. Fuller became Chairman, President, and Chief Executive Officer.

** Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX011901 7/13 SR13-1969

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2012 and May 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,400 in 2012 and $71,500 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0  in 2012 and $0  in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.  Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2012 and $6,500 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Emerging Markets Income Fund Inc..

All Other Fees.  There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Income Fund Inc. during the reporting period were $0 in 2013.

(h) Yes.  Western Asset Emerging Markets Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.     Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.    Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.    Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager and research analyst at Western Asset since 1994.

Gordon S. Brown Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

Michael C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Research Analyst at Western Asset Management since 2001.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since May 1, 2013

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	101 registered investment companies with $180.1 billion in total assets under management	235 Other pooled investment vehicles with $93.5 billion in assets under management*	711 Other accounts with $169.7 billion in total assets under management**

Keith J. Gardner‡	30 registered investment companies with $25.6 billion in total assets under management	28 Other pooled investment vehicles with $14.4 billion in assets under management***	165 Other accounts with $40.4 billion in total assets under management****

Gordon S. Brown	8 registered investment companies with $2.5 billion in total assets under management	23 Other pooled investment vehicles with $8.4 billion in assets under management+	68 Other accounts with $20.1 billion in total assets under management++

Michael C. Duda‡	6 registered investment Companies with $2.1 billion in total assets Under management	12 Other pooled investment vehicle with $4.1 billion in assets under management	31 Other accounts with $4.9 billion in total assets under management+++

S. Kenneth Leech‡	17 registered investment companies with $5.2 billion in total assets under management	52 Other pooled investment vehicles with $33.7 billion in assets under management #	102 Other accounts with $27.1 on in total assets under management##

*	Includes 6 accounts managed, totaling $950 million, for which advisory fee is performance based.
**	Includes 61 accounts managed, totaling $15.9 billion, for which advisory fee is performance based.

***	Includes 1 account managed, totaling $133 million, for which advisory fee is performance based.

****	Includes 19 accounts managed, totaling $16.9 billion, for which advisory fee is performance based.
+	Includes 1 account managed, totaling $133 million, for which advisory fee is performance based.
++	Includes 7 accounts managed, totaling $3.2 billion, for which advisory fee is performance based.
+++	Includes 1 account managed, totaling $334 million, for which advisory fee is performance based.
#	Includes 2 accounts managed, totaling $303 million, for which advisory fee is performance based.
#	Includes 11 accounts managed, totaling $4.0 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr.  Walsh is  involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Keith J. Gardner	A
Gordon S. Brown	A
Michael C. Duda	A
S. Kenneth Leech	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.              EXHIBITS.

(a) (1)    Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	July 25, 2013